                                                                     EXHIBIT 4.1


         COMMON STOCK                                  COMMON STOCK

            NUMBER                                        SHARES
     RM
                              [LOGO OF RAINMAKER
                                 APPEARS HERE]

   INCORPORATED UNDER THE LAWS                        SEE REVERSE FOR
    OF THE STATE OF DELAWARE                        CERTAIN DEFINITIONS
                                                     CUSIP 750875 10 6


THIS CERTIFIES THAT









is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

--------------------------  RAINMAKER SYSTEMS, INC. ----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


     /s/ MARTY HERNANDEZ        [CORPORATE SEAL        /s/ MICHAEL SILTON
                                 APPEARS HERE]
           SECRETARY                                         CHAIRMAN


                                COUNTERSIGNED AND REGISTERED:
                                         U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR
                                BY

                                                            AUTHORIZED SIGNATURE

    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UNIF GIFT MIN ACT - ______________ Custodian ________________
TEN ENT  - as tenants by the entireties                               (Cust)                   (Minor)
JT TEN   - as joint tenants with right of                         under Uniform Gifts to Minors
           survivorship and not as tenants                        Act _____________________________________
           in common                                                                 (State)
COM PROP - as community property
                                              UNIF TRF MIN ACT  - ______________ Custodian (until age ____)
                                                                      (Cust)
                                                                  _________________ under Uniform Transfers
                                                                       (Minor)
                                                                  to Minors Act ___________________________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, ________________________________________ hereby sell(s), assign(s) and transfer(s) unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------


----------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


      X  _______________________________________________________________________

      X  _______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed






By ________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.